UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2005

United Mobile Homes, Inc.

(Exact name of registrant as specified in its charter)

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Maryland                             001-12690                   22-1890929

(State or other jurisdiction          (Commission                (IRS Employer

of incorporation)                              File Number)               Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ     07728

(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:     (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

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Item 7.01    Regulation FD Disclosure.

On June 21, 2005, United Mobile Homes, Inc. issued a press release announcing the acquisition on June 17, 2005 of 185 acres of land in the Town and Village of Coxsackie, New York for a purchase price of approximately $1,700,000.

Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

99

Press Release dated June 21, 2005

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED MOBILE HOMES, INC.

Date:  June 21, 2005

By:    /s/ Anna T. Chew

Name:  Anna T. Chew

Title: Vice President and Chief Financial Officer

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